UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 19, 2005
STONE ARCADE ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51150	20-2699372

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Stone-Kaplan Investments, LLC One Northfield Plaza, Suite 480
Northfield, IL 60093		60093

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 441-0929
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.3: INVESTMENT MANAGEMENT TRUST AGREEMENT
EX-99.1: AUDITED FINANCIAL STATEMENTS
EX-99.2: PRESS RELEASE

Item 8.01. Other Events
     On August 19, 2005, the initial public offering (“IPO”) of 20,000,000 Units (“Units”) of Stone Arcade Acquisition Corporation (the “Company”) was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and two Warrants (“Warrants”), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $120,000,000. Audited financial statements as of August 19, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:

Exhibit No.	Description
10.3	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant

99.1	Audited Financial Statements

99.2	Press release dated August 22, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2005	STONE ARCADE ACQUISITION CORPORATION
	By:	/s/ Roger W. Stone
Roger W. Stone
Chief Executive Officer

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